UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2018 (May 4, 2018)

Xiamen Lutong International Travel Agency Co., Ltd.

(Exact name of registrant as specified in Charter)

Nevada	001-35357	26-150752
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20F, Longhai Fortune Center

42 Ziwei Road, Shima Town, Zhangzhou City

Fujian Province, China

 (Address of Principal Executive Offices)

+86 596-6565220

 (Registrant’s Telephone number)

Highlight Networks, Inc.

20F, Longhai Fortune Center

42 Ziwei Road, Shima Town, Zhangzhou City

Fujian Province, China

(former name and address of registrant)

Copies to:

Richard I. Anslow

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas; Suite 1100

New York, New York 10105-0302

Phone: (646) 895-7118

Fax: (212) 370-7889

E-mail: ranslow@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment amends the Current Report on Form 8-K filed by Xiamen Lutong International Travel Agency Co., Ltd. (formerly known as Highlight Networks, Inc., the “Company”) on April 20, 2018 to provide two additional exhibits and accompanying descriptions related to the Company’s name change.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The corporate name of the Company was changed to from Highlight Networks, Inc. to Xiamen Lutong International Travel Agency Co., Ltd. through the merger of the Company with its wholly-owned subsidiary, Xiamen Lutong International Travel Agency Co., Ltd., a Nevada corporation (the “Subsidiary”). Pursuant to an agreement and plan of merger, dated March 29, 2018, between the Company and the Subsidiary (“Plan of Merger”), the Subsidiary was merged with and into the Company and the Company’s name was changed to Xiamen Lutong International Travel Agency Co., Ltd. Pursuant to the Plan of Merger, the Articles of Incorporation of the Company, prior to the merger remains the Articles of Incorporation of the Company following the merger without change other than the change of the Company’s corporate name to Xiamen Lutong International Travel Agency Co., Ltd. Pursuant to Section 92A.180 of the Nevada Revised Statutes, the merger did not require stockholder approval. The change of name will take place in the marketplace upon approval by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

On May 4, 2018, two Certificate of Corrections to the Articles of Merger, for the Company and the Subsidiary, respectively, were filed with the Secretary of State of the State of Nevada to correctly reference the merging entity and the surviving entity and the inadvertent omission of the amendment to the Articles of Incorporation of the surviving entity. Copies of the Certificate of Corrections to the Articles of Merger are attached as Exhibit 3.1 and 3.2.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
31	Certificate of Correction to the Articles of Merger of Highlight Networks, Inc. filed with the Secretary of State of the State of Nevada on May 4, 2018
32	Certificate of Correction to the Articles of Merger of Xiamen Lutong International Travel Agency Co. filed with the Secretary of State of the State of Nevada on May 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2018	Xiamen Lutong International Travel Agency Co., Ltd.
By: /s/ Zhenhui Huang
Zhenhui Huang
Chief Executive Officer and Chief Financial Officer